Exhibit 99.2

Pacific Continental Corporation to Acquire Capital Pacific Bancorp

Two Pacific Northwest Community?Focused Business Banks Agree to Merge in a Strategic Combination

Investor Presentation November 19, 2014

Pacific Continental Corporation Capital Pacific Bancorp

(NASDAQ: PCBK)(OTCQB: CPBO)

Hal M. Brown Mark C. Stevenson

Chief Executive Officer President & Chief Executive Officer

Roger S. Busse

President & Chief Operating Officer

Forward-Looking Statements Safe Harbor

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving Pacific Continental and Capital Pacific, including future financial and operating results, the combined company’s plans, objectives, market share, expectations and intentions, expectations regarding the timing of the closing of the transaction and its impact on Pacific Continental’s earnings, expectations regarding pro forma combined assets, loans and deposits and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Pacific Continental Corporation and Capital Pacific operate; the abilitytopromptlyand effectivelyintegrate thebusinessesofPacific Continental Bank and Capital Pacific Bank; the reaction to the transaction of the companies’ customers, employees, and counterparties; and the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. Pacific Continental Corporation undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this presentation. This statement is included for the express purpose of invoking PSLRA’s safe harbor provisions.

Merger Rationale

Strong familiarity between the two organizations with similar cultures  and shared philosophies on business banking, community service and employee engagement

Business models which we believe are more closely aligned than any other banks in the Pacific Northwest

Combination will significantly increase PCBK’s presence in the Portland  market

Improving operational scale in Portland – pro forma company will have $483.9 million of deposits and $591.1 million of loans in the Portland-Vancouver-Hillsboro MSA

Combination benefits from Portland’s attractive long-term demographics and  improved economy

Similar to PCBK, Capital Pacific focuses on business banking and  shares similar niche expertise

Capital Pacific expertise with non-profit organizations, healthcare and  educational services

Enhances PCBK’s scarcity value as a bank with assets of $1.7  billion which is located in 3 of the Pacific Northwest’s largest metropolitan markets of Eugene, Portland and Seattle

Well positioned for continued growth

Effective use of capital will enhance returns and shareholder value  for the combined company

Increased return on average tangible common equity for pro forma company

Source: SNL Financial, PCBK 10-Q and Capital Pacific Bancorp earnings release, as of 9/30/2014

Overview of Capital Pacific Bancorp

- One office location in downtown Portland, Oregon with approximately $255.9 million in total assets
- Strong earnings and track record of balance sheet growth
  - ROAA of 1.01% and ROATCE of 10.89% (Q3 2014)
  - Loan growth of 15.8% and deposit growth of 33.1% in Q3 2014 (Q3 2014 annualized growth)
- Attractive, low cost, core deposit base
  - 31.2% is non-interest bearing deposits and 82.3% is non-CDs
  - Total cost of deposits is 0.21%
- No significant credit quality issues
  - NPAs/Assets of 0.90%

Corporate Overview	
Company Name	Capital Pacific Bancorp
Exchange: Ticker	OTCQB: CPBO
Headquarters (City, State)	Portland, OR
Date Established (Bank)	8/4/2003
Full-time Equivalent Employees	37
Number of Offices	1

Summary Financial Performance	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Balance Sheet				
Total Assets	$ 239,124	$ 232,250	$ 237,649	$ 255,891
Total Loans	$ 187,980	$ 186,724	$ 193,445	$ 201,102
Loan Growth (Anlzd. vs. Prior Period)	19.3%	-2.7%	14.4%	15.8%
Total Deposits	$ 211,995	$ 205,085	$ 209,823	$ 227,203
Deposit Growth (Anlzd. vs. Prior Period)	15.4%	-13.0%	9.2%	33.1%
Non-Int. Bearing Deposits (% of Total)	31.6%	29.4%	33.3%	31.2%
Non-CDs (% of Total)	78.3%	77.5%	79.6%	82.3%
Loans / Deposits	88.7%	91.0%	92.2%	88.5%
Capital and Asset Quality				
Tangible Common Equity Ratio	8.86%	9.46%	9.50%	9.10%
Loan Loss Reserve / Loans	1.59%	1.61%	1.43%	1.41%
NPAs / Assets (Excluding TDRs)	1.27%	1.27%	1.09%	0.90%
Financial Performance				
Net Income	$ 595	$ 541	$ 547	$ 624
Pre-Tax Pre-Provision Income	$ 961	$ 869	$ 894	$ 1,047
Return on Average Assets	1.01%	0.92%	0.93%	1.01%
Return on Avg. Tg. Common Equity	11.18%	10.03%	9.82%	10.89%
Net Interest Margin	4.08%	4.12%	4.02%	4.00%
Yield on Loans	4.79%	4.70%	4.66%	4.78%
Cost of Deposits	0.19%	0.20%	0.20%	0.21%
Non-Interest Income / Avg. Assets	0.35%	0.36%	0.38%	0.38%
Non-Interest Expense / Avg. Assets	2.66%	2.87%	2.83%	2.67%
Efficiency Ratio	60.8%	64.5%	63.5%	62.1%

Source: SNL Financial, PCBK 10-Q and Capital Pacific Bancorp earnings release, as of 9/30/2014
Note: All dollars in thousands, except per share

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Transaction Overview

Transaction Value(1)(2) Aggregate consideration of $42.4 million or $15.75 per share of Capital Pacific common stock

Consideration mix of 60.0% stock and 40.0% cash(3)

Consideration for common shareholders of approximately $40.4 million

Common shareholders receive 1,741,723 shares of PCBK, or $24.0 million in stock

Common shareholders receive $16.4 million in cash

Stock option and restricted stock unit (RSU) holders to receive  cash consideration valued at $1.1 million and $881 thousand, respectively(4)

Capital Pacific shareholders will have pro forma ownership of  approximately 9.0% in PCBK

Exchange Ratio Fixed exchange ratio(2) of 1.132x PCBK shares for Capital Pacific shareholders electing to receive all

PCBK common stock, or 0.6792x PCBK shares for Capital Pacific shareholders electing to receive

60.0% stock and 40.0% cash

Exchange ratio will continue to be fixed provided PCBK’s stock price remains between $12.01 and

$16.25 as measured by a 20-day average closing price prior to  closing (cap/collar +/- 15% of PCBK stock price of $14.13)

Board of Directors One current director of Capital Pacific will join the PCBK board of directors at closing

Anticipated Timing Expected completion in Q1 2015

Required Approvals Customary regulatory approvals and approval from Capital Pacific shareholders

(1) Based on PCBK stock price of $13.77 as of 11/19/2014.  Transaction value will change based on the fluctuation in PCBK’s stock price (2) Includes consideration based on a fixed exchange ratio without cap/collar adjustment (3) Consideration mix for common shareholders, prior to  including consideration for stock options and RSUs (4) Assumes 100.0% cash for option holders, however option holders could exercise prior to closing and receive stock consideration based upon the exchange ratio

Assumptions and Financial Impact

Valuation Multiples	Aggregate consideration of $42.4 million or $15.75 per share of Capital Pacific common stock[1] – Price / tangible book value per share of 173.6% – Price / last twelve month earnings per share of 17.7x
Financially Compelling Pro Forma Results	Earnings per share accretion of 7.5% in 2015 and 11.7% in 2016[2] Internal rate of return in excess of 15% Tangible book value per share dilution of 8.9% at closing – Payback period of 4.9 years based on incremental earnings per share method[3] Pro forma ROAA of approximately 1.12% and ROATCE of 13.45% (in 2016) Strong pro forma capital levels – leverage ratio of 9+% and risk based capital ratio of 13+%
Cost Savings	Estimated cost savings of 35.0% of Capital Pacific's annual non-interest expense Assumes cost savings are 75% phased-in during 2015 and 100% phased-in for 2016
Other Key Assumptions	Fair value adjustment on loans of -2.50%, or approximately $5.0 million Fair value adjustment on OREO of -20.0%, or $226 thousand Core deposit intangible asset of approximately $3.8 million (7-year straight line amortization) Pre-tax non-recurring merger expenses of approximately $4.4 million No revenue synergies are assumed
Due Diligence	Performed significant due diligence, including credit review and 3rd party fair value accounting review

Source: SNL Financial and Capital Pacific Bancorp earnings release, as of 9/30/2014
(1) Based on PCBK stock price of $13.77 as of 11/19/2014
(2) Based on PCBK average EPS estimates for 2015 and 2016 per SNL FactSet research. Excludes non-recurring merger related expenses in 2015
(3) Payback period based on the number of years its takes to eliminate the tangible book value per share dilution with the estimated pro forma PCBK EPS accretion

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PCBK NASDAQ LISTED

Loan Portfolio Mix – Diversified Portfolio

PCBK



Non-Owner Occupied CRE 17.4%
Commercial & Industrial 38.5%
Owner Occupied CRE 24.1%
Multi-Family 4.9%
1-4 Family 4.3%
Construction & Development 10.3%
Other 0.2%
Consumer 0.3%

		Balance ($000s)	% of Total
Construction & Development	$	106,545	10.3%
1-4 Family	$	44,610	4.3%
Multi-Family	$	50,563	4.9%
Owner Occupied CRE	$	249,657	24.1%
Non-Owner Occupied CRE	$	180,648	17.4%
Commercial & Industrial	$	398,702	38.5%
Consumer	$	3,348	0.3%
Other	$	1,802	0.2%
Total Loans	**$**	**1,035,875**	**100.0%**
Less: Unearned Income	$	(1,026)	
Gross Loans	**$**	**1,034,849**	
Commercial Real Estate	$	430,305	41.5%
Own. Occ. CRE + C&I	$	648,359	62.6%
Gross Loans / Deposits		90.4%	
Yield on Loans		5.31%	

Capital Pacific



Owner Occupied CRE 36.5%
Non-Owner Occupied CRE 27.6%
Multi-Family 9.8%
1-4 Family 3.1%
Commercial & Industrial 16.5%
Consumer 0.1%
Other 3.1%
Construction & Development 3.3%

		Balance ($000s)	% of Total
Construction & Development	$	6,698	3.3%
1-4 Family	$	6,260	3.1%
Multi-Family	$	19,707	9.8%
Owner Occupied CRE	$	73,647	36.5%
Non-Owner Occupied CRE	$	55,616	27.6%
Commercial & Industrial	$	33,305	16.5%
Consumer	$	104	0.1%
Other	$	6,341	3.1%
Total Loans	**$**	**201,678**	**100.0%**
Less: Unearned Income	$	(576)	
Gross Loans	**$**	**201,102**	
Commercial Real Estate	$	129,263	64.1%
Own. Occ. CRE + C&I	$	106,952	53.0%
Gross Loans / Deposits		88.5%	
Yield on Loans		4.78%	

Combined*



Non-Owner Occupied CRE 19.1%
Commercial & Industrial 34.9%
Consumer 0.3%
Other 0.7%
Owner Occupied CRE 26.1%
Construction & Development 9.2%
Multi-Family 5.7%
1-4 Family 4.1%

		Balance ($000s)	% of Total
Construction & Development	$	113,243	9.2%
1-4 Family	$	50,870	4.1%
Multi-Family	$	70,270	5.7%
Owner Occupied CRE	$	323,304	26.1%
Non-Owner Occupied CRE	$	236,264	19.1%
Commercial & Industrial	$	432,007	34.9%
Consumer	$	3,452	0.3%
Other	$	8,143	0.7%
Total Loans	**$**	**1,237,553**	**100.0%**
Less: Unearned Income	$	(1,602)	
Gross Loans	**$**	**1,235,951**	
Commercial Real Estate	$	559,568	45.2%
Own. Occ. CRE + C&I	$	755,311	61.0%
Gross Loans / Deposits		90.1%	
Yield on Loans		5.23%	

Source: SNL Financial, PCBK 10-Q and Capital Pacific Bank call report, as of 9/30/2014
Note: All dollars in thousands, unless noted otherwise
*Does not include purchase accounting adjustments

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Deposit Mix – Low Cost Core Deposits

PCBK

Non-Interest

Bearing Demand

34.1%

CDs

13.6% Savings and

Interest Checking

52.3%

Capital Pacific

Non-Interest

Bearing Demand

31.2%

Savings and

CDs Interest Checking

17.7% 51.1%

Combined*

Non-Interest

Bearing Demand

33.6%

CDs

14.3% Savings and

Interest Checking

52.1%

Balance% of

($000s) Total

Non-Interest Bearing Demand $ 390,790 34.1%

Savings and Interest Checking $ 598,776 52.3%

CDs $ 155,669 13.6%

Total Deposits $ 1,145,235 100.0%

Interest-Bearing Deposits $ 754,445 65.9%

Total CDs $ 155,669 13.6%

Non-CDs $ 989,566 86.4%

Cost of Total Deposits 0.30%

Balance% of

($ 000s) Total

Non-Interest Bearing Demand $ 70,844 31.2%

Savings and Interest Checking $ 116,137 51.1%

CDs $ 40,222 17.7%

Total Deposits $ 227,203 100.0%

Interest-Bearing Deposits $ 156,359 68.8%

Total CDs $ 40,222 17.7%

Non-CDs $ 186,981 82.3%

Cost of Total Deposits 0.21%

Balance% of

($000s) Total

Non-Interest Bearing Demand $ 461,634 33.6%

Savings and Interest Checking $ 714,913 52.1%

CDs $ 195,891 14.3%

Total Deposits $ 1,372,438 100.0%

Interest-Bearing Deposits $ 910,804 66.4%

Total CDs $ 195,891 14.3%

Non-CDs $ 1,176,547 85.7%

Cost of Total Deposits 0.28%

Source: SNL Financial, PCBK 10-Q and Capital Pacific Bancorp earnings release, as of 9/30/2014 Note: All dollars in thousands, unless noted otherwise *Does not include purchase accounting adjustments

Pro Forma Branch Footprint

In-market fit, strengthening PCBK’s presence in Portland

Prominent location in downtown Portland on 7th floor of the Fox Tower office building

Capital Pacific’s office in the Fox Tower is less than 0.5  miles away from PCBK’s downtown office

Seattle:

2 branches

$132.8 MM loans

$148.3 MM deposits

Portland (Pro Forma):

6 branches

$591.1 MM loans

$483.9 MM deposits

Eugene:

7 branches

$361.6 MM loans

$642.2 MM deposits PCBK Branch

Capital Pacific Branch

Portland, Oregon

< 0.5 Miles Apart

Source: SNL Financial, PCBK 10-Q and Capital Pacific Bancorp earnings  release, as of 9/30/2014 Note: Loan and deposit information does not include PCBK’s national healthcare loans or deposits considered non-core

Loan and Deposit Mix by Geography

Portland Market

$ 700.0

$ 591.1

$ 600.0

$ 483.9

$ 500.0

$ 390.0

$ 400.0

$ 300.0 $ 256.7 $ 227.2

$ 201.1

$ 200.0

$ 100.0

$ -

PCBK CPBO Pro Forma

Deposits Loans

Loan Mix – Pro Forma

National

Healthcare

12.2%

Eugene

29.2%

Seattle

10.7%

Portland

47.8%

The combined bank will have meaningful scale in Portland with  approximately $591.1 million in loans and $483.9 million in deposits in the market

Portland market will account for 47.8% of PCBK’s loan portfolio and 35.3% of PCBK’s deposit base,  on a pro forma basis

Deposit Mix – Pro Forma

Other

7.1%

Seattle

10.8%

Eugene

46.8%

Portland

35.3%

Source: SNL Financial, PCBK 10-Q and Capital Pacific Bancorp earnings  release, as of 9/30/2014

Portland Deposit Market Share

- Ranked 10th for deposit market share on a pro forma basis in Portland-Vancouver-Hillsboro MSA
- Pro forma average deposits per branch of $76.8 million – higher than all other non-money center banks in the market
- Total deposits of $40.5 billion in the Portland market

Portland-Vancouver-Hillsboro MSA

Rank	Institution (ST)	# of Branches	Total Deposits	Average Deposits Per Branch	Market Share	1-Yr. Growth
1	U.S. Bancorp (MN)	112	$ 8,953,555	$ 79,942	22.14%	8.8%
2	Bank of America Corp. (NC)	54	$ 8,543,532	$ 158,214	21.12%	3.0%
3	Wells Fargo & Co. (CA)	70	$ 7,320,262	$ 104,575	18.10%	7.9%
4	JPMorgan Chase & Co. (NY)	80	$ 3,814,591	$ 47,682	9.43%	9.1%
5	KeyCorp (OH)	53	$ 2,595,751	$ 48,976	6.42%	7.1%
6	Umpqua Holdings Corp. (OR)	53	$ 2,579,157	$ 48,663	6.38%	-3.8%
7	Columbia Banking System Inc. (WA)	27	$ 1,092,178	$ 40,451	2.70%	5.2%
8	BNP Paribas	18	$ 1,007,764	$ 55,987	2.49%	9.0%
9	Riverview Bancorp Inc. (WA)	14	$ 573,157	$ 40,940	1.42%	5.6%
10	**Pro Forma PCBK**	**6**	**$ 460,807**	**$ 76,801**	**1.14%**	**8.5%**
10	Washington Federal Inc. (WA)	8	$ 412,318	$ 51,540	1.02%	-3.9%
11	Mitsubishi UFJ Finl Grp Inc.	2	$ 388,044	$ 194,022	0.96%	26.0%
12	First Repub Bank (CA)	2	$ 310,119	$ 155,060	0.77%	16.9%
13	First FS&LA of McMinnville (OR)	8	$ 304,443	$ 38,055	0.75%	2.1%
14	Banner Corp. (WA)	8	$ 254,681	$ 31,835	0.63%	3.8%
15	**Pacific Continental Corp. (OR)**	**5**	**$ 250,175**	**$ 50,035**	**0.62%**	**4.0%**
16	Premier Commercial Bancorp (OR)	4	$ 237,246	$ 59,312	0.59%	3.9%
17	**Capital Pacific Bancorp (OR)**	**1**	**$ 210,632**	**$ 210,632**	**0.52%**	**14.4%**
	Total For Institutions In Market	**559**	**$ 40,447,125**	**$ 72,356**		**6.0%**

Source: SNL Financial, deposit market share as of 6/30/2014

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Benefits for All Stakeholders

Enhance long term franchise value for shareholders – financially attractive and

Shareholders compelling pro forma economics

Combined company well positioned for future EPS growth and improved  returns by leveraging capital and increasing operational scale

PCBK and Capital Pacific have a shared dedication to providing  superior client

Clients service based on relationship banking

Capital Pacific clients able to benefit from PCBK’s larger lending  limit, greater capital resources and broader offering of products and services

Improved banking access for Capital Pacific clients with PCBK’s 6  offices in the

Portland-Vancouver-Hillsboro MSA

Majority of Capital Pacific employees will be retained in pro forma  organization

Employees

Significant opportunity for Capital Pacific bankers to grow their portfolio as a part of the PCBK franchise

In 2014, PCBK was recognized by Oregon Business Magazine as one  of the 100 best companies to work for in Oregon for the 15th consecutive year

Both companies are well respected in the communities and will  continue to

Community dedicate resources to this effort going forward

Concluding Thoughts

Ideal fit – geographically, strategically and financially attractive

Combined organization with enhanced presence in Portland and well-positioned  for future growth

Improving operational scale in Portland Effective use of capital resources Enhancing returns and profitability

Attractive, low cost, core deposit base and diversified loan portfolio  mix 3rd largest bank headquartered in Oregon, with $1.7 billion in total assets In-line with PCBK’s merger criteria and strategic growth plan Benefits all stakeholders – shareholders, clients, employees and the community